Exhibit 99.1

UnionBanCal Corporation Reports Fourth Quarter Net Income of $172 Million, Full Year Net Income of $573 Million

Fourth Quarter Highlights:

  Net income was $172 million, up from $170 million in third quarter 2010, and $42 million a year earlier.
  Total provision for credit losses was negative $42 million, compared with zero prior quarter, and positive $195 million prior year.
  Asset quality excluding FDIC covered assets improved in fourth quarter:
    Net charge-off ratio was 0.54 percent, down from 0.77 percent prior quarter.
    Nonperforming assets at quarter-end were $890 million, or 1.15 percent of total assets, down from $1,203 million, or 1.54 percent of total assets, prior quarter.
    Allowance for credit losses to nonaccrual loans was 156 percent at quarter-end, up from 125 percent prior quarter.
  Net interest margin was 3.53 percent, up 17 basis points from prior quarter, and up 44 basis points from prior year.
  Annualized average all-in cost of funds was 0.49 percent for the quarter, down from 0.55 percent prior quarter.
  Capital levels strengthened during the quarter:
    Tangible common equity ratio was 9.67 percent at December 31, 2010, versus 9.56 percent at September 30, 2010.
    Tier 1 common capital ratio was 12.42 percent at December 31, 2010, versus 12.25 percent at September 30, 2010.

Full Year Highlights:

  Net income was $573 million, compared with net loss of $65 million prior year.
  Total provision for credit losses was $168 million, down from $1,165 million prior year.

SAN FRANCISCO--(BUSINESS WIRE)--January 31, 2011--UnionBanCal Corporation (the Company or UB), parent company of San Francisco-based Union Bank, N.A., today reported fourth quarter 2010 results. Net income for the fourth quarter was $172 million, up from $170 million in third quarter 2010, and $42 million a year earlier. Compared with prior quarter, higher revenues and a negative total provision for credit losses were offset primarily by certain reserves for contingencies and an asset impairment charge, all recorded in fourth quarter 2010.

Summary of Fourth Quarter Results

Fourth Quarter Total Revenue and Net Interest Income

For fourth quarter 2010, total revenue (taxable-equivalent net interest income plus noninterest income) was $885 million, up $47 million, or 6 percent, compared with prior quarter. Net interest income increased 2 percent, and noninterest income increased 15 percent.

Net interest income for fourth quarter 2010 was $634 million, up $14 million, or 2 percent, compared with third quarter 2010, primarily reflecting lower rates paid on interest bearing deposits, a decrease in average interest bearing deposit balances due to planned runoff, and an improved mix of securities in the securities portfolio, partially offset by the impact of lower yields on loans and lower loan balances.

Average total loans decreased $153 million, or 0.3 percent, compared with third quarter 2010. Excluding FDIC covered loans, average total loans were flat. Average FDIC covered loans decreased $174 million, or 10 percent. Average noninterest bearing deposits increased $1 billion, or 7 percent. Average interest bearing deposits decreased $4 billion, or 8 percent, primarily due to planned deposit runoff resulting from targeted rate reductions.

The net interest margin was 3.53 percent for fourth quarter 2010, up 17 basis points from third quarter 2010. The margin benefited from an improved earning assets mix, primarily due to the redeployment of interest bearing deposits in banks into securities; a remix of the securities portfolio to generate a meaningful improvement in average yield; and lower rates paid on interest bearing deposits and borrowed funds.

The annualized average all-in cost of funds was 0.49 percent in fourth quarter 2010, compared with 0.55 percent in third quarter 2010. The Company’s average loan-to-deposit ratio was 78 percent in fourth quarter 2010, compared with 74 percent in third quarter 2010.

Compared with fourth quarter 2009, total revenue increased 16 percent, with net interest income up 9 percent and noninterest income up 36 percent. Average total loans were flat, with the acquisition of the loan portfolios of Frontier Bank and Tamalpais Bank in second quarter 2010 and an increase in residential mortgages offsetting declines in all other loan categories. Average noninterest bearing deposits increased $2 billion, or 11 percent. Average interest bearing deposits decreased $6 billion, or 11 percent, primarily due to planned deposit runoff resulting from targeted rate reductions. The net interest margin, which increased 44 basis points compared with prior year, benefited from an improved earning assets mix, including a favorable loan mix change due to the addition of FDIC covered loans; lower rates paid on interest bearing liabilities; and a decreased volume of low-yielding interest bearing deposits in banks.

Fourth Quarter Noninterest Income and Noninterest Expense

For fourth quarter 2010, noninterest income was $251 million, up $33 million, or 15 percent, from prior quarter. The increase was primarily due to a $9 million increase in merchant banking fees and a $22 million increase in gains on the sale of securities.

Noninterest income increased $66 million, or 36 percent, compared with fourth quarter 2009, primarily due to a $9 million increase in fees from trading account activities; a $12 million increase in merchant banking fees; a $21 million increase in gains on the sale of securities; and a $33 million increase in other noninterest income. These increases were partially offset by a $15 million decrease in service charges on deposit accounts, reflecting lower overdraft volumes. The increase in other noninterest income was primarily due to $11 million of accretion income from indemnification assets associated with the Frontier Bank and Tamalpais Bank acquisitions and higher private capital investment income.

Noninterest expense for fourth quarter 2010 was $701 million, up $139 million, or 25 percent, compared with third quarter 2010. The increase was primarily due to a $91 million increase in other noninterest expense and a $45 million increase in salaries and employee benefits expense. The increase in other noninterest expense was primarily due to certain reserves for contingencies and an asset impairment charge, all recorded in fourth quarter 2010. The increase in salaries and employee benefits expense was primarily due to year-end adjustments to compensation accruals. The reversal of provision for losses on off-balance sheet commitments was $2 million in fourth quarter 2010, compared with $8 million in third quarter 2010.

Noninterest expense for fourth quarter 2010 increased $172 million, or 33 percent, compared with fourth quarter 2009. Other noninterest expense increased $93 million, which reflects certain reserves for contingencies and an asset impairment charge, all recorded in fourth quarter 2010. Salaries and employee benefits expense increased $77 million. The reversal of provision for losses on off-balance sheet commitments was $2 million, compared with a provision for losses on off-balance sheet commitments of $4 million in fourth quarter 2009. Expenses attributable to the Frontier Bank and Tamalpais Bank acquisitions, which took place in second quarter 2010, increased $30 million.

Full Year 2010 Results

For full year 2010, net income was $573 million, compared with net loss of $65 million for full year 2009. The $638 million increase in net income was primarily due to the after-tax effect of a $997 million decrease in total provision for credit losses and a $370 million increase in total revenue.

Total revenue for full year 2010 was $3.4 billion, an increase of $370 million, or 12 percent, compared with 2009. Net interest income increased $174 million, or 8 percent, and noninterest income increased $196 million, or 27 percent. Noninterest expense increased $284 million, or 14 percent, primarily due to a $258 million increase in salaries and employee benefits expense, and an $88 million increase in other noninterest expense, primarily due to certain reserves for contingencies and an asset impairment charge, all recorded in 2010. Partially offsetting these increases were a $77 million decrease in expenses related to the privatization transaction (classified in intangible asset amortization expense and other noninterest expense), and a $65 million decrease in provision for off-balance sheet commitments.

Balance Sheet

At December 31, 2010, the Company had total assets of $79.1 billion, down $0.7 billion, or 1 percent, compared with September 30, 2010, and down $6.5 billion, or 8 percent, compared with December 31, 2009. Total securities at December 31, 2010, were $22 billion, up $2.5 billion, or 13 percent, compared with September 30, 2010, as lower yielding interest bearing deposits in banks were replaced with higher yielding securities.

At December 31, 2010, total deposits were $60 billion, down $1.6 billion, or 3 percent, compared with September 30, 2010, and down $8.6 billion, or 12 percent, compared with December 31, 2009. Core deposits at period-end were $49 billion, down $2 billion, or 4 percent, compared with September 30, 2010, and down $7 billion, or 13 percent, compared with December 31, 2009. The decline in total deposits and core deposits reflect planned runoff of targeted higher rate deposits. At December 31, 2010, the Company’s loan-to-deposit ratio was 80 percent, up from 78 percent at September 30, 2010, and up from 69 percent at December 31, 2009.

Credit Quality

The total provision for credit losses was negative $42 million for fourth quarter 2010, compared with zero for third quarter 2010, as asset quality improved overall. Nonperforming assets, excluding FDIC covered assets, declined $313 million and net charge-offs declined $25 million compared with prior quarter.

Excluding FDIC covered assets, nonperforming assets were $890 million, or 1.15 percent of total assets at December 31, 2010, compared with $1,203 million, or 1.54 percent of total assets, at September 30, 2010, and $1,350 million, or 1.58 percent of total assets, at December 31, 2009.

Net charge-offs for fourth quarter 2010 were $64 million, down from $89 million for third quarter 2010. As a percent of average total loans, excluding FDIC covered assets, net charge-offs for fourth quarter 2010 were 0.54 percent annualized, down from 0.77 percent annualized for third quarter 2010. For fourth quarter 2009, net charge-offs were $95 million, or 0.79 percent annualized of average total loans.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In fourth quarter 2010, the provision for loan losses was negative $40 million and the provision for losses on off-balance sheet commitments was negative $2 million, which resulted in a total provision for credit losses of negative $42 million.

The allowance for credit losses as a percent of total loans, excluding FDIC covered loans, was 2.85 percent at December 31, 2010, compared with 3.12 percent at September 30, 2010, and 3.25 percent at December 31, 2009. The allowance for credit losses as a percent of nonaccrual loans, excluding FDIC covered loans, was 156 percent at December 31, 2010, up from 125 percent at September 30, 2010, and up from 116 percent at December 31, 2009.

Capital

Total stockholder’s equity was $10.1 billion and tangible common equity was $7.4 billion at December 31, 2010. The Company’s tangible common equity ratio was 9.67 percent at December 31, 2010, up 11 basis points compared with 9.56 percent at September 30, 2010, and up 138 basis points compared with 8.29 percent at December 31, 2009. The Tier 1 common capital ratio at December 31, 2010, was 12.42 percent, compared with 12.25 percent at September 30, 2010. The Company’s Tier 1 and total risk-based capital ratios at December 31, 2010, were 12.44 percent and 15.01 percent, respectively.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses, foreclosed asset expense (income), (reversal of) provision for losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated variable interest entities, merger costs related to acquisitions, or asset impairment charge, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. This press release also includes additional capital ratios (the tangible common equity and Tier 1 common capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of UnionBanCal’s capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $79.1 billion at December 31, 2010. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 401 banking offices in California, Washington, Oregon and Texas, as well as two international offices, on December 31, 2010. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1
						Percent Change to
	As of and for the Three Months Ended					December 31, 2010 from
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
(Dollars in millions)	2010	2010	2010	2010	2009	2010	2009
Results of operations:
Net interest income (1)	$634	$620	$603	$577	$581	2%	9%
Noninterest income	251	218	244	210	185	15	36
Total revenue	885	838	847	787	766	6	16
Noninterest expense	701	562	584	525	529	25	33
Pre-tax, pre-provision income	184	276	263	262	237	(33)	(22)
(Reversal of) provision for loan losses	(40)	8	44	170	191	nm	nm
Income before income taxes and including noncontrolling interests (1)	224	268	219	92	46	(16)	387
Taxable-equivalent adjustment	3	2	2	3	3	50	-
Income tax expense	58	99	67	15	1	(41)	nm
Net income including noncontrolling interests	163	167	150	74	42	(2)	288
Deduct: Net loss from noncontrolling interests	9	3	4	3	-	200	nm
Net income attributable to
UnionBanCal Corporation (UNBC)	$172	$170	$154	$77	$42	1	310

Balance sheet (end of period):
Total assets	$79,097	$79,840	$84,310	$85,471	$85,598	(1)	(8)
Total securities (3)	22,114	19,630	23,055	23,413	23,787	13	(7)
Total loans held for investment	48,094	47,893	48,320	46,718	47,220	-	2
Core deposits (4)	48,666	50,596	52,935	53,073	55,687	(4)	(13)
Total deposits	59,954	61,541	66,271	66,581	68,518	(3)	(12)
Long-term debt	5,598	4,458	4,716	4,724	4,226	26	32
UNBC stockholder's equity	10,125	10,134	9,942	9,706	9,580	-	6

Balance sheet (period average):
Total assets	$80,182	$82,265	$85,511	$84,810	$81,965	(3)	(2)
Total securities (3)	21,560	22,487	23,089	23,546	20,231	(4)	7
Total loans held for investment	47,952	48,105	47,827	46,848	47,872	-	-
Earning assets	71,517	73,603	77,412	77,660	75,063	(3)	(5)
Core deposits (4)	50,778	52,299	54,381	54,588	53,996	(3)	(6)
Total deposits	61,728	64,822	68,104	67,838	65,698	(5)	(6)
UNBC stockholder's equity	10,034	9,913	9,631	9,532	9,406	1	7

Performance ratios:
Return on average assets (2)	0.85%	0.82%	0.72%	0.37%	0.20%
Return on average UNBC stockholder's equity (2)	6.81	6.80	6.40	3.29	1.77
Core efficiency ratio (5)	70.88	63.69	64.86	64.98	66.36
Net interest margin (1) (2)	3.53	3.36	3.11	2.98	3.09

Capital ratios:
Tier 1 risk-based capital ratio (8)	12.44%	12.27%	11.95%	11.98%	11.82%
Total risk-based capital ratio (8)	15.01	14.97	14.64	14.70	14.54
Leverage ratio (8)	10.34	9.86	9.23	9.22	9.45
Tier 1 common capital ratio (7) (8)	12.42	12.25	11.93	11.96	11.80
Tangible common equity ratio (6)	9.67	9.56	8.79	8.47	8.29

Selected financial ratios excluding impact of privatization transaction (12):
From net income attributable to UNBC:
Return on average assets (2)	0.92%	0.89%	0.78%	0.44%	0.28%
Return on average stockholder's equity (2)	9.32	9.43	9.01	5.10	3.15
Core efficiency ratio (5)	68.83	61.13	62.39	61.51	62.29

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2
			Percent Change to
	As of and for the Years Ended		December 31, 2010 from
	December 31,	December 31,	December 31,
(Dollars in millions)	2010 (1)	2009 (1)	2009
Results of operations:
Net interest income (1)	$2,434	$2,260	8%
Noninterest income	923	727	27
Total revenue	3,357	2,987	12
Noninterest expense	2,372	2,088	14
Pre-tax, pre-provision income	985	899	10
Provision for loan losses	182	1,114	(84)
Income (loss) before income taxes and including noncontrolling interests (1)	803	(215)	nm
Taxable-equivalent adjustment	10	11	(9)
Income tax expense (benefit)	239	(161)	nm
Net income (loss) including noncontrolling interests	554	(65)	nm
Deduct: Net loss from noncontrolling interests	19	-	nm
Net income (loss) attributable to UNBC	$573	$(65)	nm

Balance sheet (end of period):
Total assets	$79,097	$85,598	(8)
Total securities (3)	22,114	23,787	(7)
Total loans held for investment	48,094	47,220	2
Core deposits (4)	48,666	55,687	(13)
Total deposits	59,954	68,518	(12)
Long-term debt	5,598	4,226	32
UNBC stockholder's equity	10,125	9,580	6

Balance sheet (period average):
Total assets	$83,176	$73,766	13
Total securities (3)	22,664	12,026	88
Total loans held for investment	47,687	48,990	(3)
Total earning assets	75,028	66,531	13
Core deposits (4)	52,998	47,756	11
Total deposits	65,604	56,595	16
UNBC stockholder's equity	9,780	7,855	25

Performance ratios:
Return on average assets	0.69%	(0.09)%
Return on average UNBC stockholder's equity	5.86	(0.83)
Core efficiency ratio (5)	66.18	66.34
Net interest margin (1)	3.24	3.40

Capital ratios:
Tier 1 risk-based capital ratio (8)	12.44%	11.82%
Total risk-based capital ratio (8)	15.01	14.54
Leverage ratio (8)	10.34	9.45
Tier 1 common capital ratio (7) (8)	12.42	11.80
Tangible common equity ratio (6)	9.67	8.29

Selected financial ratios excluding impact of privatization transaction (12):
From net income (loss) attributable to UNBC:
Return on average assets	0.76%	(0.01)%
Return on average stockholder's equity	8.27	(0.11)
Core efficiency ratio (5)	63.57	61.44

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3
						Percent Change to
	As of and for the Three Months Ended					December 31, 2010 from
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,		December 31,
(Dollars in millions)	2010	2010	2010	2010	2009	2010		2009

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(48)	$8	$44	$170	$191	nm	%	nm
Provision for FDIC covered loan losses not subject to FDIC indemnification	8	-	-	-	-	nm		nm
(Reversal of) provision for off-balance sheet commitments	(2)	(8)	1	(5)	4	75		nm
Total (reversal of) provision for credit losses	$(42)	$- `	$45	$165	$195	nm		nm
Net charge-offs	$64	$89	$94	$119	$95	(28)		(33)
Nonperforming assets	1,142	1,487	1,561	1,467	1,350	(23)		(15)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	2.48%	2.67%	2.81%	3.01%	2.87%
Nonaccrual loans	123.40	98.38	100.38	99.06	103.03
Allowances for credit losses to (9) :
Total loans held for investment	2.81	3.01	3.17	3.38	3.25
Nonaccrual loans	140.23	111.04	113.13	111.11	116.42
Net charge-offs to average total loans held for investment (2)	0.52	0.74	0.78	1.03	0.79
Nonperforming assets to total loans held for investment
and OREO	2.37	3.09	3.22	3.14	2.86
Nonperforming assets to total assets	1.44	1.86	1.85	1.72	1.58
Nonaccrual loans to total loans held for investment	2.01	2.71	2.80	3.04	2.79

Excluding FDIC covered assets (13):
Allowance for loan losses to:
Total loans held for investment	2.50%	2.76%	2.92%	na	na
Nonaccrual loans	137.32	110.48	102.17	na	na
Allowances for credit losses to (9) :
Total loans held for investment	2.85	3.12	3.29	na	na
Nonaccrual loans	156.44	124.70	115.14	na	na
Net charge-offs to average total loans held for investment (2)	0.54	0.77	0.81	na	na
Nonperforming assets to total loans held for investment
and OREO	1.91	2.60	2.97	na	na
Nonperforming assets to total assets	1.15	1.54	1.68	na	na
Nonaccrual loans to total loans held for investment	1.82	2.50	2.86	na	na

	As of and for the		Percent Change to
	Years Ended		December 31, 2010 from
	December 31,	December 31,	December 31,
(Dollars in millions)	2010	2009	2009

Credit Data:
Provision for loan losses, excluding FDIC covered loans	$174	$1,114	(84)%
Provision for FDIC covered loan losses not subject to FDIC indemnification (16)	8	-	nm
(Reversal of) provision for off-balance sheet commitments	(14)	51	nm
Total provision for credit losses	$168	$1,165	(86)
Net charge-offs	$366	$499	(27)
Nonperforming assets	1,142	1,350	(15)

Credit Ratios:
Net charge-offs to average total loans held for investment	0.77%	1.02%
Nonperforming assets to total assets	1.44	1.58

Excluding FDIC covered assets (13):
Net charge-offs to average total loans held for investment	0.79%	na
Nonperforming assets to total assets	1.15	na

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2010	2010	2010	2010	2009
Interest Income
Loans	$576	$582	$568	$540	$557
Securities	137	132	135	143	145
Interest bearing deposits in banks	1	1	4	4	4
Federal funds sold and securities purchased under resale agreements	-	1	-	-	-
Trading account assets	-	-	1	1	-
Total interest income	714	716	708	688	706

Interest Expense
Deposits	56	70	78	86	101
Commercial paper	-	-	1	-	-
Other borrowed funds	-	1	1	1	1
Long-term debt	27	27	27	27	26
Total interest expense	83	98	107	114	128

Net Interest Income	631	618	601	574	578
(Reversal of) provision for loan losses	(40)	8	44	170	191
Net interest income after (reversal of) provision for loan losses	671	610	557	404	387

Noninterest Income
Service charges on deposit accounts	58	62	64	66	73
Trust and investment management fees	34	33	35	31	32
Trading account activities	33	32	25	21	24
Merchant banking fees	28	19	22	14	16
Securities gains, net	33	11	27	34	12
Brokerage commissions and fees	10	11	10	9	8
Card processing fees, net	10	10	12	9	8
Other	45	40	49	26	12
Total noninterest income	251	218	244	210	185

Noninterest Expense
Salaries and employee benefits	338	293	319	280	261
Net occupancy and equipment	64	65	64	59	55
Professional and outside services	56	54	50	39	42
Intangible asset amortization	31	31	30	32	40
Regulatory agencies	26	30	30	30	32
(Reversal of) provision for losses on off-balance sheet commitments	(2)	(8)	1	(5)	4
Other	188	97	90	90	95
Total noninterest expense	701	562	584	525	529

Income before income taxes and including noncontrolling interests	221	266	217	89	43
Income tax expense	58	99	67	15	1

Net Income including Noncontrolling Interests	163	167	150	74	42

Deduct: Net loss from noncontrolling interests	9	3	4	3	-
Net Income attributable to UNBC	$172	$170	$154	$77	$42

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Years Ended
	December 31,	December 31,
(Dollars in millions)	2010	2009
Interest Income
Loans	$2,266	$2,320
Securities	547	455
Interest bearing deposits in banks	10	14
Federal funds sold and securities purchased under resale agreements	1	-
Trading account assets	2	1
Total interest income	2,826	2,790

Interest Expense
Deposits	290	408
Commercial paper	1	3
Other borrowed funds	3	19
Long-term debt	108	111
Total interest expense	402	541

Net Interest Income	2,424	2,249
Provision for loan losses	182	1,114
Net interest income after provision for loan losses	2,242	1,135

Noninterest Income
Service charges on deposit accounts	250	291
Trust and investment management fees	133	135
Trading account activities	111	74
Securities gains, net	105	24
Merchant banking fees	83	65
Card processing fees, net	41	32
Brokerage commissions and fees	40	34
Other	160	72
Total noninterest income	923	727

Noninterest Expense
Salaries and employee benefits	1,230	972
Net occupancy and equipment	252	233
Professional and outside services	199	159
Intangible asset amortization	124	162
Regulatory agencies	116	134
(Reversal of) provision for losses on off-balance sheet commitments	(14)	51
Other	465	377
Total noninterest expense	2,372	2,088

Income (loss) before income taxes and including noncontrolling interests	793	(226)
Income tax expense (benefit)	239	(161)

Net Income (Loss) including Noncontrolling Interests	554	(65)

Deduct: Net loss from noncontrolling interests	19	-
Net Income (Loss) attributable to UNBC	$573	$(65)

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 6

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2010	2010	2010	2010	2009
Assets
Cash and due from banks	$997	$1,172	$1,221	$1,110	$1,198
Interest bearing deposits in banks (includes $11 at December 31, 2010, $9 at September 30, 2010, $13 at June 30, 2010 and $10 at March 31, 2010 related to consolidated variable interest entities (VIEs))	166	2,419	2,873	6,874	6,585
Federal funds sold and securities purchased under resale agreements	11	595	288	489	443
Total cash and cash equivalents	1,174	4,186	4,382	8,473	8,226
Trading account assets:
Pledged as collateral	43	37	64	54	15
Held in portfolio	956	1,134	1,055	776	710
Securities available for sale:
Pledged as collateral	10	-	-	-	3
Held in portfolio	20,781	18,327	21,789	22,165	22,556
Securities held to maturity (Fair value: December 31, 2010 $1,560; September 30, 2010, $1,481; June 30, 2010, $1,434; March 31, 2010, $1,501 and December 31, 2009, $1,458)	1,323	1,303	1,266	1,248	1,228
Loans held for investment:
Loans, excluding FDIC covered loans	46,584	46,214	46,496	46,718	47,220
FDIC covered loans	1,510	1,679	1,824	-	-
Total loans held for investment	48,094	47,893	48,320	46,718	47,220
Allowance for loan losses	(1,191)	(1,277)	(1,358)	(1,408)	(1,357)
Loans held for investment, net	46,903	46,616	46,962	45,310	45,863
Due from customers on acceptances	8	7	11	8	9
Premises and equipment, net	712	674	671	671	674
Intangible assets, net	457	487	517	529	561
Goodwill	2,456	2,456	2,456	2,369	2,369
FDIC indemnification asset	783	824	907	-	-
Other assets (includes $283 at December 31, 2010, $291 at September 30, 2010, $294 at June 30, 2010 and $298 at March 31, 2010 related to consolidated VIEs)	3,491	3,789	4,230	3,868	3,384
Total assets	$79,097	$79,840	$84,310	$85,471	$85,598

Liabilities
Noninterest bearing	$16,343	$15,426	$15,319	$14,389	$14,559
Interest bearing	43,611	46,115	50,952	52,192	53,959
Total deposits	59,954	61,541	66,271	66,581	68,518
Federal funds purchased and securities sold under repurchase agreements	170	140	102	576	150
Commercial paper	745	701	611	799	889
Other borrowed funds	441	136	286	834	592
Trading account liabilities	774	1,010	815	737	539
Acceptances outstanding	8	7	11	8	9
Other liabilities (includes $2 at December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010 related to consolidated VIEs)	1,016	1,440	1,278	1,224	1,095
Long-term debt (includes $8 at December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010 related to consolidated VIEs)	5,598	4,458	4,716	4,724	4,226
Total liabilities	68,706	69,433	74,090	75,483	76,018

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,829 shares issued	136	136	136	136	136
Additional paid-in capital	5,198	5,195	5,195	5,195	5,195
Retained earnings	5,468	5,296	5,131	4,977	4,900
Accumulated other comprehensive loss	(677)	(493)	(520)	(602)	(651)
Total UNBC stockholder's equity	10,125	10,134	9,942	9,706	9,580
Noncontrolling interests	266	273	278	282	-
Total equity	10,391	10,407	10,220	9,988	9,580
Total liabilities and equity	$79,097	$79,840	$84,310	$85,471	$85,598

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 7

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2010	2010	2010	2010	2009

Loans held for investment (period end)
Loans held for investment, excluding FDIC covered loans:
Commercial, financial and industrial	$15,162	$14,650	$14,675	$14,870	$15,258
Construction	1,460	1,850	2,114	2,151	2,429
Residential mortgage	17,531	17,295	17,089	16,893	16,716
Commercial mortgage	7,816	7,893	8,062	8,249	8,246
Consumer	3,858	3,891	3,914	3,914	3,917
Lease financing	757	635	642	641	654

Total loans held for investment, excluding FDIC covered loans	46,584	46,214	46,496	46,718	47,220
FDIC covered loans:
Commercial, financial and industrial	433	495	554	-	-
Construction	222	251	273	-	-
Residential mortgage	81	88	117	-	-
Commercial mortgage	733	796	818	-	-
Consumer	41	49	62	-	-
Total FDIC covered loans	1,510	1,679	1,824	-	-

Total loans held for investment	$48,094	$47,893	$48,320	$46,718	$47,220

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$115	$167	$176	$257	$342
Construction	140	244	373	412	336
Residential mortgage	243	237	245	227	205
Commercial mortgage	329	481	510	501	414
Consumer	22	27	25	24	20

Total nonaccrual loans, excluding FDIC covered loans	849	1,156	1,329	1,421	1,317
FDIC covered loans	116	142	24	-	-
Total nonaccrual loans	965	1,298	1,353	1,421	1,317

OREO	41	47	52	46	33
FDIC covered OREO	136	142	156	-	-

Total nonperforming assets (14)	$1,142	$1,487	$1,561	$1,467	$1,350

Total nonperforming assets, excluding FDIC covered assets	$890	$1,203	$1,381	$1,467	$1,350

Loans 90 days or more past due and still accruing (15)	$2	$17	$6	$15	$5
Restructured loans that are still accruing	$22	$25	$9	$7	$4
Restructured nonaccrual loans (included in total nonaccrual loans above)	$198	$149	$88	$16	$17

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowances for Credit Losses (Unaudited)
Exhibit 8

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2010	2010	2010	2010	2009

Analysis of Allowances for Credit Losses
Balance, beginning of period	$1,277	$1,358	$1,408	$1,357	$1,260
(Reversal of) provision for loan losses, excluding FDIC covered loans	(48)	8	44	170	191
Provision for FDIC covered loan losses not subject to FDIC indemnification	8	-	-	-	-
Increase in allowance covered by FDIC indemnification	17	-	-	-	-
Other	1	-	-	-	1

Loans charged off:
Commercial, financial and industrial	(18)	(37)	(30)	(67)	(46)
Construction	(4)	(2)	(10)	(16)	(32)
Residential mortgage	(8)	(25)	(12)	(10)	(11)
Commercial mortgage	(51)	(27)	(51)	(32)	(19)
Consumer	(15)	(11)	(9)	(10)	(10)
Total loans charged off	(96)	(102)	(112)	(135)	(118)

Recoveries of loans previously charged off:
Commercial, financial and industrial	19	5	8	13	21
Construction	3	7	8	2	1
Residential mortgage	1	-	-	-	-
Commercial mortgage	8	1	2	-	-
Consumer	1	-	-	1	1
Total recoveries of loans previously charged off	32	13	18	16	23
Net loans charged off	(64)	(89)	(94)	(119)	(95)

Ending balance of allowance for loan losses	1,191	1,277	1,358	1,408	1,357
Allowance for losses on off-balance sheet commitments	162	164	172	171	176
Allowances for credit losses	$1,353	$1,441	$1,530	$1,579	$1,533

Components of allowance for loan losses:
Allowance for loan losses, excluding allowance on FDIC covered loans	$1,166	$1,277	$1,358	$1,408	$1,357
Allowance for loan losses on FDIC covered loans	25	-	-	-	-
Total allowance for loan losses	$1,191	$1,277	$1,358	$1,408	$1,357

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Three Months Ended
	December 31, 2010			December 31, 2009
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans held for investment: (10)
Commercial, financial and industrial	$14,848	$170	4.56%	$15,762	$176	4.43%
Construction	1,724	18	4.13	2,591	20	2.99
Residential mortgage	17,400	222	5.11	16,675	230	5.52
Commercial mortgage	7,851	84	4.29	8,268	87	4.22
Consumer	3,872	43	4.36	3,912	44	4.47
Lease financing	641	5	2.89	664	3	1.56
Total loans, excluding FDIC covered loans	46,336	542	4.66	47,872	560	4.66
FDIC covered loans	1,616	37	9.03	-	-	-
Total loans held for investment	47,952	579	4.81	47,872	560	4.66
Securities - taxable	21,530	137	2.53	20,186	144	2.85
Securities - tax-exempt	30	-	8.90	45	1	8.85
Interest bearing deposits in banks	1,653	1	0.26	6,662	4	0.24
Federal funds sold and securities purchased under resale agreements	174	-	0.19	145	-	0.06
Trading account assets	178	-	1.10	153	-	1.13
Total earning assets	71,517	717	4.00	75,063	709	3.77
Allowance for loan losses	(1,273)			(1,237)
Cash and due from banks	1,271			1,258
Premises and equipment, net	682			674
Other assets	7,985			6,207
Total assets	$80,182			$81,965
Liabilities
Deposits:
Transaction and money market accounts	$28,697	21	0.30	$37,759	74	0.78
Savings and consumer time	7,773	14	0.74	5,281	14	1.08
Large time	8,777	21	0.93	7,868	13	0.66
Total interest bearing deposits	45,247	56	0.50	50,908	101	0.79
Federal funds purchased and securities sold under repurchase agreements	119	-	0.14	137	-	0.07
Commercial paper	790	-	0.22	386	-	0.20
Other borrowed funds (11)	337	-	0.55	314	1	0.78
Long-term debt	5,109	27	2.05	4,495	26	2.28
Total borrowed funds	6,355	27	1.71	5,332	27	1.99
Total interest bearing liabilities	51,602	83	0.65	56,240	128	0.91
Noninterest bearing deposits	16,481			14,790
Other liabilities	1,793			1,529
Total liabilities	69,876			72,559
Equity
UNBC Stockholder's equity	10,034			9,406
Noncontrolling interests	272			-
Total equity	10,306			9,406
Total liabilities and equity	$80,182			$81,965

Net interest income/spread (taxable-equivalent basis)		634	3.35%		581	2.86%
Impact of noninterest bearing deposits			0.16			0.19
Impact of other noninterest bearing sources			0.02			0.04
Net interest margin			3.53			3.09
Less: taxable-equivalent adjustment		3			3
Net interest income		$631			$578

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 10

	For the Three Months Ended
	December 31, 2010			September 30, 2010
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans held for investment: (10)
Commercial, financial and industrial	$14,848	$170	4.56%	$14,628	$176	4.78%
Construction	1,724	18	4.13	1,946	16	3.12
Residential mortgage	17,400	222	5.11	17,196	226	5.26
Commercial mortgage	7,851	84	4.29	8,006	85	4.23
Consumer	3,872	43	4.36	3,900	43	4.43
Lease financing	641	5	2.89	639	6	3.77
Total loans, excluding FDIC covered loans	46,336	542	4.66	46,315	552	4.75
FDIC covered loans	1,616	37	9.03	1,790	32	7.17
Total loans held for investment	47,952	579	4.81	48,105	584	4.84
Securities - taxable	21,530	137	2.53	22,442	131	2.34
Securities - tax-exempt	30	-	8.90	45	1	8.21
Interest bearing deposits in banks	1,653	1	0.26	2,407	1	0.25
Federal funds sold and securities purchased under resale agreements	174	-	0.19	390	1	0.15
Trading account assets	178	-	1.10	214	-	1.10
Total earning assets	71,517	717	4.00	73,603	718	3.89
Allowance for loan losses	(1,273)			(1,375)
Cash and due from banks	1,271			1,184
Premises and equipment, net	682			672
Other assets	7,985			8,181
Total assets	$80,182			$82,265
Liabilities
Deposits:
Transaction and money market accounts	$28,697	21	0.30	$32,722	34	0.40
Savings and consumer time	7,773	14	0.74	7,945	17	0.83
Large time	8,777	21	0.93	8,723	19	0.89
Total interest bearing deposits	45,247	56	0.50	49,390	70	0.56
Federal funds purchased and securities sold under repurchase agreements	119	-	0.14	168	-	0.17
Commercial paper	790	-	0.22	662	-	0.24
Other borrowed funds (11)	337	-	0.55	196	1	0.88
Long-term debt	5,109	27	2.05	4,528	27	2.40
Total borrowed funds	6,355	27	1.71	5,554	28	2.02
Total interest bearing liabilities	51,602	83	0.65	54,944	98	0.71
Noninterest bearing deposits	16,481			15,432
Other liabilities	1,793			1,698
Total liabilities	69,876			72,074
Equity
UNBC Stockholder's equity	10,034			9,913
Noncontrolling interests	272			278
Total equity	10,306			10,191
Total liabilities and equity	$80,182			$82,265

Net interest income/spread (taxable-equivalent basis)		634	3.35%		620	3.18%
Impact of noninterest bearing deposits			0.16			0.16
Impact of other noninterest bearing sources			0.02			0.02
Net interest margin			3.53			3.36
Less: taxable-equivalent adjustment		3			2
Net interest income		$631			$618

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 11

	For the Years Ended
	December 31, 2010			December 31, 2009
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (1)	Rate (1)	Balance	Expense (1)	Rate (1)
Assets
Loans held for investment: (10)
Commercial, financial and industrial	$14,754	$676	4.58%	$17,240	$754	4.37%
Construction	2,029	66	3.24	2,721	80	2.95
Residential mortgage	17,093	902	5.28	16,270	925	5.68
Commercial mortgage	8,067	341	4.23	8,259	370	4.48
Consumer	3,902	172	4.41	3,840	179	4.66
Lease financing	642	23	3.59	660	21	3.23
Total loans, excluding FDIC covered loans	46,487	2,180	4.69	48,990	2,329	4.75
FDIC covered loans	1,200	95	7.88	-	-	-
Total loans held for investment	47,687	2,275	4.77	48,990	2,329	4.75
Securities - taxable	22,624	545	2.41	11,944	451	3.78
Securities - tax-exempt	40	3	8.40	82	6	7.33
Interest bearing deposits in banks	4,128	10	0.25	5,168	14	0.26
Federal funds sold and securities purchased under resale agreements	353	1	0.14	207	-	0.18
Trading account assets	196	2	1.31	140	1	0.78
Total earning assets	75,028	2,836	3.78	66,531	2,801	4.21
Allowance for loan losses	(1,378)			(959)
Cash and due from banks	1,214			1,248
Premises and equipment, net	675			672
Other assets	7,637			6,274
Total assets	$83,176			$73,766
Liabilities
Deposits:
Transaction and money market accounts	$34,686	166	0.48	$30,758	275	0.89
Savings and consumer time	7,284	58	0.80	4,618	56	1.22
Large time	8,351	66	0.79	7,286	77	1.06
Total interest bearing deposits	50,321	290	0.58	42,662	408	0.96
Federal funds purchased and securities sold under repurchase agreements	157	-	0.12	180	-	0.08
Commercial paper	651	1	0.21	536	3	0.58
Other borrowed funds (11)	481	3	0.68	1,928	19	0.95
Long-term debt	4,736	108	2.28	4,881	111	2.27
Total borrowed funds	6,025	112	1.87	7,525	133	1.76
Total interest bearing liabilities	56,346	402	0.72	50,187	541	1.08
Noninterest bearing deposits	15,283			13,933
Other liabilities	1,535			1,791
Total liabilities	73,164			65,911
Equity
UNBC Stockholder's equity	9,780			7,855
Noncontrolling interests	232			-
Total equity	10,012			7,855
Total liabilities and equity	$83,176			$73,766

Net interest income/spread (taxable-equivalent basis)		2,434	3.06%		2,260	3.13%
Impact of noninterest bearing deposits			0.16			0.24
Impact of other noninterest bearing sources			0.02			0.03
Net interest margin			3.24			3.40
Less: taxable-equivalent adjustment		10			11
Net interest income		$2,424			$2,249

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 12

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in millions)	2010	2010	2010	2010	2009	2010	2009

Net income (loss) attributable to UNBC	$172	$170	$154	$77	$42	$573	$(65)
Privatization-related expense, net of tax	-	-	1	3	3	4	23
Net accretion and amortization related to privatization-related fair value adjustments, net of tax	7	8	8	9	11	32	36
Net income (loss) attributable to UNBC, excluding impact of privatization transaction	$179	$178	$163	$89	$56	$609	$(6)

Average total assets	$80,182	$82,265	$85,511	$84,810	$81,965	$83,176	$73,766
Net adjustments related to privatization transaction	2,488	2,509	2,529	2,547	2,569	2,518	2,598
Average total assets, excluding impact of privatization transaction	$77,694	$79,756	$82,982	$82,263	$79,396	$80,658	$71,168
Return on average assets (2)	0.85%	0.82%	0.72%	0.37%	0.20%	0.69%	(0.09)%
Return on average assets, excluding impact of privatization transaction (2) (12)	0.92	0.89	0.78	0.44	0.28	0.76	(0.01)

Average UNBC stockholder's equity	$10,034	$9,913	$9,631	$9,532	$9,406	$9,780	$7,855
Net adjustments related to privatization transaction	2,401	2,405	2,409	2,412	2,417	2,407	2,412
Average UNBC stockholder's equity, excluding impact of privatization transaction	$7,633	$7,508	$7,222	$7,120	$6,989	$7,373	$5,443
Return on average UNBC stockholder's equity (2)	6.81%	6.80%	6.40%	3.29%	1.77%	5.86%	(0.83)%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction (2) (12)	9.32	9.43	9.01	5.10	3.15	8.27	(0.11)

Noninterest expense	$701	$562	$584	$525	$529	$2,372	$2,088
Less: Foreclosed asset expense	4	6	1	-	2	11	6
Less: (Reversal of) provision for losses on off-balance sheet commitments	(2)	(8)	1	(5)	4	(14)	51
Less: Low income housing credit investment amortization expense	19	13	14	14	15	60	49
Less: Expenses of the consolidated VIEs	15	6	6	5	-	32	-
Less: Merger costs related to acquisitions	9	11	13	-	-	33	-
Less: Asset impairment charge	30	-	-	-	-	30	-
Net noninterest expense before privatization adjustments (a)	$626	$534	$549	$511	$508	$2,220	$1,982
Privatization-related expense	-	1	-	5	5	6	46
Amortization related to privatization-related fair value adjustments	32	32	32	34	40	130	167
Net noninterest expense, excluding impact of privatization transaction (b)	$594	$501	$517	$472	$463	$2,084	$1,769

Total revenue (c)	$885	$838	$847	$787	$766	$3,357	$2,987
Accretion related to privatization-related fair value adjustments	21	18	19	19	22	77	107
Total revenue, excluding impact of privatization transaction (d)	$864	$820	$828	$768	$744	$3,280	$2,880
Core efficiency ratio (a)/(c) (5)	70.88%	63.69%	64.86%	64.98%	66.36%	66.18%	66.34%
Core efficiency ratio, excluding impact of privatization transaction (b)/(d) (12)	68.83	61.13	62.39	61.51	62.29	63.57	61.44

Total UNBC stockholder's equity	$10,125	$10,134	$9,942	$9,706	$9,580
Less: Goodwill	2,456	2,456	2,456	2,369	2,369
Less: Intangible assets	457	487	517	529	561
Less: Deferred tax liabilities related to goodwill and intangible assets	(168)	(180)	(192)	(203)	(216)
Tangible common equity (e)	$7,380	$7,371	$7,161	$7,011	$6,866
Tier 1 capital, determined in accordance with regulatory requirements (8)	$8,029	$7,861	$7,682	$7,581	$7,485
Less: Trust preferred securities	13	13	13	13	13
Tier 1 common equity (f)	$8,016	$7,848	$7,669	$7,568	$7,472
Total assets	$79,097	$79,840	$84,310	$85,471	$85,598
Less: Goodwill	2,456	2,456	2,456	2,369	2,369
Less: Intangible assets	457	487	517	529	561
Less: Deferred tax liabilities related to goodwill and intangible assets	(168)	(180)	(159)	(169)	(179)
Tangible assets (g)	$76,353	$77,077	$81,496	$82,742	$82,847
Risk-weighted assets, determined in accordance with regulatory requirements (h) (8)	$64,532	$64,080	$64,301	$63,294	$63,298
Tangible common equity ratio (e)/(g) (6)	9.67%	9.56%	8.79%	8.47%	8.29%
Tier 1 common capital ratio (f)/(h) (8)	12.42	12.25	11.93	11.96	11.80

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 13

(1)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2)	Annualized.
(3)	Total securities consist of securities available for sale and securities held to maturity.
(4)	Core deposits consist of total deposits, excluding brokered deposits and time deposits of $100,000 and over.
(5)	The core efficiency ratio, a non-GAAP financial measure, is net noninterest expense (noninterest expense excluding foreclosed asset expense, the (reversal of) provision for losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated VIEs and merger costs related to the acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank) as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income). Management discloses the core efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our core activities. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(6)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible equity divided by tangible assets. The methodology of determining tangible common equity may differ among companies. The tangible common equity ratio has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(7)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(8)	Estimated as of December 31, 2010.
(9)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.
(10)

Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(11)	Includes interest bearing trading liabilities.
(12)	These ratios exclude the impact of the privatization transaction. Management believes that these ratios, which exclude the push-down accounting effects of the privatization transaction, provide useful supplemental information, which is important to a proper understanding of the Company's core business results. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(13)

These ratios exclude the impact of the FDIC covered loans, the related allowance for loan losses and FDIC covered OREO, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank. Management believes the exclusion of FDIC covered loans and FDIC covered OREO in certain asset quality ratios that include nonperforming loans, nonperforming assets, average total loans held for investments and the allowance for loan losses in the numerator or denominator provides a better perspective into underlying asset quality trends and comparability to the periods presented that were not impacted by the April 2010 acquisitions.

(14)	Excludes distressed loans held for sale of $5 million as of December 31, 2010.
(15)

Excludes loans totaling $312 million, $297 million and $255 million that are 90 days or more past due and still accruing at December 31, 2010, September 30, 2010 and June 30, 2010, respectively, which consisted of FDIC covered loans accounted in accordance with the accounting standards for purchased credit impaired loans.

nm = not meaningful
na = not applicable for periods prior to the April 2010 Frontier and Tamalpais transactions.

CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249 (Public Relations)
Michelle Crandall, 415-765-2780 (Investor Relations)